UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

WOODWARD, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed in exhibit required by Item 25(p) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Logo WOODWARD P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Meeting Materials: Notice of Meeting, Proxy Statement, and Annual Report Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on January 28, 2026 For Stockholders of Record as of December 1, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/WWD Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Woodward, Inc. Annual Meeting of Stockholders Wednesday, January 28, 2026 8:00 AM, Central Time This event will be held live via the Internet. Please visit http://www.proxydocs.com/WWD for more details. You must register to attend the annual meeting of stockholders (the "Annual Meeting") online and/or participate at www.proxydocs.com/WWD For a convenient way to view proxy materials, VOTE, and obtain directions to attend the Annual Meeting, go to www.proxydocs.com/WWD To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper copy in time for the Annual Meeting, you must make this request on or before January 16, 2026. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Logo WOODWARD Woodward, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR THE ELECTION OF EACH DIRECTOR NOMINEE IN PROPOSAL 1 AND FOR EACH OF PROPOSALS 2, 3, 4 AND 5 PROPOSAL 1. Elect as directors the three nominees identified in this proxy statement, each to serve for a term of three years; 1.01 David Hess 1.02 Mary Petryszyn 1.03 Tana Utley 2. Vote on an advisory resolution to approve the compensation of the Company’s named executive officers; 3. Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026; 4. Approve an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to eliminate certain supermajority voting requirements contained therein; and 5. Approve an amendment to the Certificate of Incorporation to eliminate cumulative voting rights in the election of directors. NOTE: The named proxies are also authorized, in their discretion, to consider and act upon such other business as may properly come before the Annual Meeting or any adjournment, postponement, rescheduling or continuation thereof.